UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9, 2007

I.C. ISAACS & COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23379	52-1377061
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 10th Avenue, 9th Floor, New York, NY	10018
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (646) 459-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On May 9, 2007, Jesse de la Rama resigned as Chief Operating Officer of I.C. Isaacs & Company, effective immediately.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      I.C. ISAACS & COMPANY, INC.

Date:  May 11, 2007                                           By: /s/ Gregg A. Holst
                                                        Gregg A. Holst
                                                        Chief Financial Officer